SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2016

CLEAN ENERGY TECHNOLOGIES, INC.

 (Exact name of Company as specified in its charter)

Nevada	333-125678	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2990 Redhill Avenue Costa Mesa, CA 92626
(Address of principal executive offices)
Phone: (949) 273-4990
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Pursuant to a subscription agreement dated October 31, 2016, Clean Energy Technologies, Inc., a Nevada corporation (the “Company”) closed a private placement pursuant to Section 4(a) (2) of the Securities Act to one investor, Cyberfuture One LP, (“Subscriber”) of an aggregate of 10,500,000 restricted common shares (“Shares”) at a price of US$0.04 per Share, for total gross proceeds of US $420,000. The offering provides that Subscriber obtains piggyback registration rights on the Shares, so long as the Subscriber holds at least 8% of the outstanding Common Stock. Also, the subscription agreement provides that if the Company and the Subscriber enter into a joint venture that the Subscriber will be entitled to nominate a person to be elected to and to serve on the Board of Directors of the Company.  The restricted common shares were offered by the Company pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended. The private placement was fully subscribed to by one non-U.S. person.

              Due to the subscription agreement the Company issued a redemption notice to Peak One Investments and assigned the right to purchase the outstanding Debenture held by Peak One Investments pursuant thereto to Reddot, Inc., a supportive investor of the Company’s long-term goals and strategies. Thereby the Peak One Investment debenture of $84,000 was sold to Reddot, Inc. and Reddot, Inc., agreed to a fixed conversion price of $.005 per share, a premium to the conversion price sought by Peak One Investments.

For all the terms and provisions of the subscription agreement, reference is hereby made to such document annexed hereto as Exhibit 10.1. All statements made herein concerning the foregoing are qualified in their entirety by reference to said exhibit.

The foregoing summary description of the subscription agreement is not complete and is qualified in its entirety by reference to the full text of the subscription agreement. The subscription agreement also contains customary events of default. For further information regarding the terms and conditions of the subscription agreement, this reference is made to such agreement, which the Company has filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 1.02 – Termination of Material Definitive Agreement

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this report is incorporated by reference into this Item 1.02.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this report is incorporated by reference into this Item 3.02.

Item 9.01 – Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

10.01

Subscription Agreement by and between the Company and Cyberfuture One LP, dated October 31, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Energy Technologies, Inc..

Date: November 8, 2016

By: /s/ Kambiz Mahdi

Kambiz Mahdi

Chief Executive Officer